                                                                    EXHIBIT 21.1

                      LONE STAR STEAKHOUSE & SALOON, INC.

STATE INCORPORATED                    NAME OF LEGAL ENTITY
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Alabama                               Lone Star Steakhouse & Saloon of Alabama, Inc.
Alaska                                Lone Star Steakhouse & Saloon of Alaska, Inc.
Arizona                               Texas Star Steakhouse & Saloon of Arizona, Inc.
Arkansas                              Lone Star Steakhouse & Saloon of Arkansas, Inc.
Arkansas                              Lone Star Steakhouse & Saloon of Ft. Smith, Inc.
Arkansas                              Lone Star Steakhouse & Saloon of Springdale, Inc.
California                            Lone Star Steakhouse & Saloon of California, Inc.
Colorado                              Lone Star Steakhouse & Saloon of Colorado, Inc.
Connecticut                           Lone Star Steakhouse & Saloon of Connecticut, Inc.
Delaware                              Lone Star Steakhouse & Saloon of Wilmington, Inc.
Delaware                              LS Management, Inc.
Delaware                              Lone Star Finance, Inc.
Florida                               Lone Star Steakhouse & Saloon of Florida, Inc.
Georgia                               L. S. Steakhouse & Saloon of Georgia, Inc.
Idaho                                 Lone Star Steakhouse & Saloon of Idaho, Inc.
Illinois                              Lone Star Steakhouse & Saloon of Springfield, Inc.
Indiana                               Lone Star Steakhouse & Saloon of Evansville, Inc.
Indiana                               Lone Star Steakhouse & Saloon of Indianapolis, Inc.
Iowa                                  Lone Star Steakhouse & Saloon of Iowa, Inc.
Kansas                                L. S. of Kansas, Inc.
Kansas                                LS Marketing, LLC
Kansas                                L.S. Leasing, Inc.
Kentucky                              Lone Star Steakhouse & Saloon of Kentucky, Inc.
Louisiana                             Lone Star Steakhouse & Saloon of Louisiana, Inc.
Maine                                 Lone Star Steakhouse & Saloon of Maine, Inc.
Maryland                              Lone Star Steakhouse & Saloon of Maryland, Inc.
Maryland                              Lone Star Steakhouse & Saloon of Waldorf, Inc.
Maryland                              Lone Star Steakhouse & Saloon of Columbia, Inc.
Maryland                              Lone Star Steakhouse & Saloon of Frederick, Inc.
Maryland                              Lone Star Steakhouse & Saloon of Harford, Inc.
Maryland                              Lone Star Steakhouse & Saloon of Montgomery, Inc.
Maryland                              Lone Star Steakhouse & Saloon of Carroll, Inc.
Maryland                              Lone Star Steakhouse & Saloon of St. Mary's, Inc.
Massachusetts                         Lone Star Steakhouse & Saloon of Massachusetts, Inc.
Michigan                              Lone Star Steakhouse & Saloon of Michigan, Inc.
Minnesota                             Lone Star Steakhouse & Saloon of Minnesota, Inc.
Mississippi                           Lone Star Steakhouse & Saloon of Mississippi, Inc.

STATE INCORPORATED                    NAME OF LEGAL ENTITY
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Missouri                              Lone Star Steakhouse & Saloon of Southern Missouri, Inc.
Montana                               Lone Star Steakhouse & Saloon of Montana, Inc.
Nebraska                              Lone Star Steakhouse & Saloon of Nebraska, Inc.
Nevada                                Lone Star Steakhouse & Saloon of Las Vegas, Inc.
Nevada                                Lone Star Steakhouse & Saloon of Nevada, Inc.
Nevada                                LS Mail Order, Inc.
New Hampshire                         Lone Star Steakhouse & Saloon of New Hampshire, Inc.
New Jersey                            Lone Star Steakhouse & Saloon of New Jersey, Inc.
New Jersey                            Bridgewater Properties, Inc.
New Mexico                            Lone Star Steakhouse & Saloon of New Mexico, Inc.
New York                              Lone Star Steakhouse & Saloon of New York, Inc.
North Carolina                        Mama's Concept, Inc.
North Carolina                        Frankie's Restaurant, Inc.
North Carolina (Asheville)            Big Guns, Inc.
North Carolina (Fayetteville)         Steaks of Fayetteville, Inc.
North Carolina (Greensboro)           Star Steaks, Inc.
North Carolina (Winston-Salem)        Lone Star Steaks, Inc.
North Dakota                          Lone Star Steakhouse & Saloon of North Dakota, Inc.
Ohio                                  Lone Star Steakhouse & Saloon of Ohio, Inc.
Ohio                                  Steaks of Ohio, Inc.
Oklahoma                              Lone Star Steakhouse & Saloon of Oklahoma, Inc.
Pennsylvania                          Lone Star Steakhouse & Saloon of Pennsylvania, Inc.
Rhode Island                          Lone Star Steakhouse & Saloon of Rhode Island, Inc.
South Carolina                        Lone Star Steakhouse & Saloon of South Carolina, Inc.
South Dakota                          Lone Star Steakhouse & Saloon of South Dakota, Inc.
Tennessee                             Lone Star Steakhouse & Saloon of Johnson City, Inc.
Texas                                 L.S. Steakhouse & Saloon of Texas, Inc.
Utah                                  Lone Star Steakhouse & Saloon of Utah, Inc.
Virginia                              Lone Star Steakhouse of Centreville, Inc.
Virginia                              Lone Star Steakhouse of Herndon, Inc.
Virginia                              Lone Star Steakhouse of Richmond, Inc.
Virginia                              Lone Star Steakhouse of Virginia Beach, Inc.
Washington                            Lone Star Steakhouse & Saloon of Washington, Inc.
West Virginia                         Lone Star Steakhouse & Saloon of West Virginia, Inc.
Wisconsin                             Lone Star Steakhouse & Saloon of Wisconsin, Inc.

Colorado                              Del Frisco's of Colorado, Inc.
Delaware                              CGB Delaware, Inc.
Delaware                              CWA Delaware, Inc.
Illinois                              Del Frisco's of Illinois, Inc.
Nevada                                Del Frisco's of Nevada, Inc.
New York                              Del Frisco's of New York, Inc.
Texas                                 Crockett Beverage Corp. (Ft. Worth)

STATE INCORPORATED                    NAME OF LEGAL ENTITY
------------------                    --------------------

Texas                                 Irwin J. Grossnerr Foundation, Inc. (Dallas)
Texas                                 Del Frisco-Dallas, L.P.
Texas                                 Del Frisco-Fort Worth, L.P.

Alaska                                Sullivan's of Alaska, Inc.
Arizona                               Sullivan's of Arizona, Inc.
California                            California Sullivan's, Inc.
Colorado                              Colorado Sullivan's, Inc.
Delaware                              Sullivan's of Delaware, Inc.
Delaware                              Steak Concepts, Delaware, Inc.
Georgia                               Sullivan's of Georgia, Inc.
Illinois                              Sullivan's of Illinois, Inc.
Indiana                               Sullivan's of Indiana, Inc.
Louisiana                             Louisiana Steakhouse, Inc.
Massachusetts                         Massachusetts Sullivan's, Inc.
Michigan                              Sullivan's of Michigan, Inc.
New York                              Sullivan's of New York, Inc.
North Carolina                        Sullivan's of North Carolina, Inc.
Pennsylvania                          North Philadelphia Sullivan's, Inc.
Texas                                 Sullivan's-Austin, L.P.
Texas                                 Travis Beverage Corp. (Austin)
Texas                                 Westheimer Beverage Corp. (Houston)
Texas                                 Village Beverage Corporation (Dallas)